EXHIBIT 10.1

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (the "AGREEMENT"), is entered into as of the 8th day of September 2005, by and between STARSYS RESEARCH CORPORATION, a Colorado corporation (the "BORROWER"), with an address at 4909 Nautilus Ct. North, Boulder, Colorado 80301, and SPACEDEV, INC., a Colorado corporation (the "LENDER"), with an address at 13855 Stowe Drive, Poway, California 92064.

     The Borrower and the Lender, with the intent to be legally bound, agree as follows:

     1. LOAN. The Lender shall make a loan in the principal amount of $1,200,000.00 (the "LOAN") to the Borrower for the purpose of paying down the Borrower's existing credit facilities (together with all other obligations outstanding to Vectra Bank Colorado, National Association ("VECTRA"), pursuant to that certain Revolving Credit and Term Loan Agreement, dated as of March 30, 2005, between Vectra and the Borrower, and all "Loan Documents" (as defined therein) executed in connection therewith, the "VECTRA OBLIGATIONS") with Vectra, subject to the terms and conditions and in reliance upon the representations and warranties of the Borrower set forth in this Agreement. The Loan is or will be evidenced by a promissory note of the Borrower (together with all renewals, extensions, amendments and restatements thereof, collectively, the "NOTE") acceptable to the Lender, which shall set forth the interest rate, repayment and other provisions related to the making of the Loan, the terms of which are incorporated into this Agreement by reference.

     2. SECURITY. The security for repayment of the Loan shall include but not be limited to the collateral set forth in that certain Security Agreement between the Borrower and the Lender of even date herewith (the "Security Agreement"), including all financing statements, riders and exhibits related or attached thereto (collectively, the "SECURITY DOCUMENTS"), which shall secure repayment of the Loan, the Note and all other loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Lender or to any other direct or indirect subsidiary of the Lender of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, loan, equipment lease or guarantee, or (v) arising out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or other failure of the Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Lender's non-receipt of or inability to collect funds or otherwise not being made whole in connection with other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of the Lender incurred in the enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses (hereinafter referred to collectively as the "OBLIGATIONS"). Unless expressly provided to the contrary in documentation for any other loan or loans, it is the express intent of the Lender and the Borrower that all Obligations, including the Loan, be cross-collateralized and cross-defaulted, such that collateral securing any of the Obligations shall secure repayment of all Obligations and a default under any Obligation shall be a default under all Obligations.

     This Agreement, the Note, the Security Documents and all other agreements and documents executed and/or delivered pursuant hereto, as each may be amended, modified, extended or renewed from time to time, are collectively referred to as the "LOAN DOCUMENTS." Capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Documents.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby makes the following representations and warranties on the date of the closing of the Loan and on each date on which the certificates referenced under Section 4.3 are delivered to the Lender, which shall be true and correct on each such date except as otherwise set forth on the Addendum attached hereto and incorporated herein by reference (the "ADDENDUM"):

          3.1. NO DEFAULTS OR VIOLATIONS. There does not exist any Event of Default under this Agreement or any default or violation by the Borrower of or under any of the material terms, conditions or obligations of: (i) its certificate of incorporation, regulations or bylaws or its other organizational documents, as applicable; (ii) any material indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which it is a party or by which it is bound; or (iii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it by any law, the action of any court or any governmental authority or agency; and the consummation of this Agreement and the transactions set forth herein will not result in any such default or violation or Event of Default; provided, however, that the Borrower will permit any officer, employee or agent authorized by the Lender to visit and inspect the Borrower's books and records at any time during normal business hours for the purpose of determining the materiality, in the Lender's discretion, of any indenture, mortgage, deed of trust, franchise, permit, contract, agreement or other instrument to which the Borrower is a party or by which it is bound.

          3.2. EXISTENCE, POWER AND AUTHORITY. The Borrower is duly organized, validly existing and in good standing under the laws of the State of its incorporation or organization, and has the power and authority to own and operate its assets and to conduct its business as now carried on, and is duly qualified, licensed and in good standing to do business in all jurisdictions where its ownership of property or the nature of its business requires such qualification or licensing. The Borrower is duly authorized to execute and deliver the Loan Documents, all necessary action of its Board of Directors or as may be required by applicable law or the Borrower's organizational documents, to authorize the execution and delivery of the Loan Documents has been properly taken, and the Borrower is and will continue to be duly authorized to borrow under this Agreement and to perform all of the other terms and provisions of the Loan Documents.

          3.3. NO MATERIAL ADVERSE CHANGE. Since the date of the most recent Financial Statements (as defined in Section 4.3) delivered to the Lender, the Borrower has not suffered any damage, destruction or loss, and no event or condition has occurred or exists, which has resulted or could result in a material adverse change in its business, assets, operations, condition (financial or otherwise) or results of operation.

          3.4. BINDING OBLIGATIONS. The Borrower has full power and authority to enter into the transactions provided for in this Agreement; and the Loan Documents, when executed and delivered by the Borrower, will constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          3.5. FINANCIAL STATEMENTS. The Borrower has delivered or caused to be delivered to the Lender its most recent balance sheet, income statement and statement of cash flows, (as applicable, the "HISTORICAL FINANCIAL STATEMENTS"). The Historical Financial Statements are true, complete and accurate in all material respects and fairly present the financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise and the results of the Borrower's operations for the period specified therein. The Historical Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied from period to period, subject in the case of interim statements to normal year-end adjustments and to any comments and notes acceptable to the Lender in its sole discretion.

          3.6. TAX RETURNS. The Borrower has filed all returns and reports that are required to be filed by it in connection with any federal, state or local tax, duty or charge levied, assessed or imposed upon it or its property or withheld by it, including income, unemployment, social security and similar taxes, and all of such taxes have been either paid or adequate reserve or other provision has been made therefore.

          3.7. TITLE TO ASSETS; PERMITTED LIENS. The Borrower has good and marketable title to the assets reflected on the most recent Financial Statements, free and clear of all liens and encumbrances, except for (i) current taxes and assessments not yet due and payable, (ii) assets disposed of by the Borrower in the ordinary course of business since the date of the most recent Financial Statements, and (iii) those liens or encumbrances, if any, specified on the Addendum (such items contained in subparagraphs (i) and (iii) hereof, collectively, "PERMITTED LIENS").

          3.8. INTELLECTUAL PROPERTY. The Borrower owns or is licensed to use all patents, patent rights, trademarks, trade names, service marks, copyrights, intellectual property, technology, know-how and processes necessary for the conduct of its business as currently conducted that are material to the condition (financial or otherwise), business or operations of the Borrower.

          3.9. ENVIRONMENTAL MATTERS. The Borrower is in compliance, in all material respects, with all Environmental Laws (as hereinafter defined), including, without limitation, all Environmental Laws in jurisdictions in which the Borrower owns or operates, or has owned or operated, a facility or site, stores collateral granted by the Borrower under the Security Agreement (the "COLLATERAL"), arranges or has arranged for disposal or treatment of hazardous substances, solid waste or other waste, accepts or has accepted for transport any hazardous substances, solid waste or other wastes or holds or has held any interest in real property or otherwise. Except as otherwise disclosed on the Addendum, no litigation or proceeding arising under, relating to or in connection with any Environmental Law is pending or, to the best of the Borrower's knowledge, threatened against the Borrower, any real property which the Borrower holds or has held an interest or any past or present operation of the Borrower. No release, threatened release or disposal of hazardous waste, solid waste or other wastes is occurring, or to the best of the Borrower's knowledge has occurred, on, under or to any real property in which the Borrower holds or has held any interest or performs or has performed any of its operations, in violation of any Environmental Law. As used in this Section, "LITIGATION OR PROCEEDING" means any written demand, written claim notice, suit, suit in equity, action, administrative action, investigation or inquiry whether brought by a governmental authority or other person, and "ENVIRONMENTAL LAWS" means all provisions of laws, statutes, ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by any governmental authority concerning health, safety and protection of, or regulation of the discharge of substances into, the environment.

          3.10. EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which the Borrower may have any liability complies in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974 (as amended from time to time, "ERISA"), including minimum funding requirements, and (i) no Prohibited Transaction (as defined under ERISA) has occurred with respect to any such plan, (ii) no Reportable Event (as defined under Section 4043 of ERISA) has occurred with respect to any such plan which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Section 4042 of ERISA, (iii) the Borrower has not withdrawn from any such plan or initiated steps to do so, and (iv) no steps have been taken to terminate any such plan.

          3.11. LITIGATION. There are no actions, suits, proceedings or governmental investigations pending or, to the knowledge of the Borrower, threatened against the Borrower, which could result in a material adverse change in its business, assets, operations, condition (financial or otherwise) or results of operations, and there is no reasonable basis known to the Borrower for any action, suit, proceeding or investigation which could reasonably be expected to result in such a material adverse change. All pending and threatened litigation against the Borrower is listed on the Addendum.

          3.12. NO CONSENT. No consent of, approval from, qualification of, order of, authorization of or filing with any governmental authority is required in connection with any of the Borrower's Obligations pursuant to this Agreement or any of the other Loan Documents other than the filing of financing statements or similar documents to evidence and perfect the Lender's lien on and security interest in the Collateral.

          3.13. REGULATION U. No part of the proceeds of the Loan will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors.

          3.14.  [RESERVED.]

          3.15. DISCLOSURE. None of the representations made by the Borrower in the Loan Documents contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary in order to make the statements contained in this Agreement or the Loan

     Documents not misleading. There is no fact known to the Borrower which materially adversely affects or, so far as the Borrower can now reasonably foresee, might reasonably be expected to materially adversely affect the business, assets, operations, condition (financial or otherwise) or results of operation of the Borrower and which has not otherwise been fully set forth in this Agreement or in the Loan Documents.

          3.16. USE OF PROCEEDS. All proceeds of the Loan shall be used by the Borrower to make partial repayment of the existing Vectra Obligations.

     4. AFFIRMATIVE COVENANTS. The Borrower agrees that from the date of execution of this Agreement until all Obligations have been paid in full and any commitments of the Lender to the Borrower have been terminated, the Borrower will:

          4.1. BOOKS AND RECORDS. Maintain books and records in accordance with GAAP and give representatives of the Lender access thereto at all reasonable times, including permission to examine, copy and make abstracts from any of such books and records and such other information as the Lender may from time to time reasonably request, and the Borrower will make available to the Lender for examination copies of any reports, statements and returns which the Borrower may make to or file with any federal, state or local governmental department, bureau or agency.

          4.2. ANNUAL FINANCIAL STATEMENTS. Furnish the Borrower's Financial Statements to the Lender within sixty (60) days after the end of each fiscal year. Those Financial Statements will be prepared, if requested, on an audited basis in accordance with GAAP by an independent certified public accountant selected by the Borrower and satisfactory to the Lender. Audited Financial Statements shall contain the unqualified opinion of an independent certified public accountant and all accountant examinations shall have been made in accordance with GAAP consistently applied from period to period.

          4.3. INTERIM FINANCIAL STATEMENTS; CERTIFICATE OF NO DEFAULT. Furnish the Lender within ten (10) days after the end of each month, the Borrower's Financial Statements for such period, in reasonable detail, certified by an authorized officer of the Borrower and prepared in accordance with GAAP consistently applied from period to period. The Borrower shall also deliver a certificate as to its compliance with applicable financial covenants (containing detailed calculations of all financial covenants) for the period then ended and whether any Event of Default exists, and, if so, the nature thereof and the corrective measures the Borrower proposes to take. As used in this Agreement, "FINANCIAL STATEMENTS" means the Borrower's consolidated and, if required by the Lender in its sole discretion, consolidating balance sheets, income statements and statements of cash flows for the year, month or quarter together with year-to-date figures and comparative figures for the corresponding periods of the prior year.

          4.4. PAYMENT OF TAXES AND OTHER CHARGES. Pay and discharge when due all indebtedness and all taxes, assessments, charges, levies and other liabilities imposed upon the Borrower, its income, profits, property or business, except those which currently are being contested in good faith by appropriate proceedings and for which the Borrower shall have set aside adequate reserves or made other adequate provision with respect thereto acceptable to the Lender in its sole discretion.

          4.5. FINANCIAL COVENANTS. Comply with all of the financial and other covenants, if any, set forth on the Addendum.

          4.6. INSURANCE. Maintain, with financially sound and reputable insurers, insurance with respect to its property and business against such casualties and contingencies, of such types and in such amounts, as is customary for established companies engaged in the same or similar business and similarly situated. In the event of a conflict between the provisions of this Section and the terms of any Security Documents relating to insurance, the provisions in the Security Documents will control.

          4.7. MAINTENANCE OF EXISTENCE, OPERATION AND ASSETS. Do all things necessary to (i) maintain, renew and keep in full force and effect its organizational existence and all rights, permits and franchises necessary to enable it to continue its business as currently conducted; (ii) continue in operation in substantially the same manner as at present; (iii) keep its properties in good operating condition and repair; and (iv) make all necessary and proper repairs, renewals, replacements, additions and improvements thereto.

          4.8. COMPLIANCE WITH LAWS. Comply in all material respects with all laws applicable to the Borrower and to the operation of its business (including without limitation any statute, ordinance, rule or regulation relating to employment practices, pension benefits or environmental, occupational and health standards and controls).

          4.9. ADDITIONAL REPORTS. Provide prompt written notice to the Lender of the occurrence of any of the following (together with a description of the action which the Borrower proposes to take with respect thereto): (i) any Event of Default or any event, act or condition which, with the passage of time or the giving of notice, or both, would constitute an Event of Default (a "Default"), (ii) any litigation filed by or against the Borrower, (iii) any Reportable Event or Prohibited Transaction with respect to any Employee Benefit Plan(s) (as defined in ERISA) or (iv) any event which might reasonably be expected to result in a material adverse change in the business, assets, operations, condition (financial or otherwise) or results of operation of the Borrower.

     5. NEGATIVE COVENANTS. The Borrower covenants and agrees that from the date of this Agreement until all Obligations have been paid in full and any commitments of the Lender to the Borrower have been terminated, and, except as set forth in the Addendum, the Borrower will not, without the Lender's prior written consent:

          5.1. INDEBTEDNESS. Create, incur, assume or suffer to exist any indebtedness for borrowed money other than: (i) the Loan and any subsequent indebtedness to the Lender; (ii) open account trade debt incurred in the ordinary course of business and not past due, and (iii) the indebtedness described on the Addendum.

          5.2. LOANS OR ADVANCES. Purchase or hold beneficially any stock, other securities or evidences of indebtedness of, or make or have outstanding, any loans or advances to, or otherwise extend credit to, or make any investment or acquire any interest whatsoever in, any other person, firm, corporation or other entity, except investments disclosed on the Borrower's Historical Financial Statements or acceptable to the Lender in its sole discretion.

          5.3. LIENS AND ENCUMBRANCES. Except for Permitted Liens, create, assume, incur or permit to exist any mortgage, pledge, encumbrance, security interest, lien or charge of any kind upon any of its property, now owned or hereafter acquired, or acquire or agree to acquire any kind of property subject to any conditional sales or other title retention agreement.

          5.4. MERGER OR TRANSFER OF ASSETS. Liquidate or dissolve, or merge or consolidate with or into any person, firm, corporation or other entity, or sell, lease, transfer, abandon or otherwise dispose of all or any substantial part of its property, assets, operations or business, whether now owned or hereafter acquired without the prior written consent of the Lender.

          5.5. ACQUISITIONS. Make acquisitions of all or substantially all of the property or assets of any person, firm, corporation or other entity without the prior written consent of the Lender.

          5.6. CHANGE IN BUSINESS, MANAGEMENT OR OWNERSHIP. Make or permit any change in its form of organization, the nature of its business as carried on as of the date hereof, in the composition of its current executive management, or in its equity ownership without the prior written consent of the Lender.

          5.7. GUARANTEES. Guarantee, endorse or become contingently liable for the obligations of any person, firm, corporation or other entity, except in connection with the endorsement and deposit of checks in the ordinary course of business for collection.

          5.8. DIVIDENDS. Declare or pay any dividends on or make any distribution with respect to any class of its equity or ownership interest, or purchase, redeem, retire or otherwise acquire any of its equity.

          5.9. MANAGEMENT FEES. Pay or obligate itself to pay, directly or indirectly, any compensation to any person not previously disclosed to the Lender, or any increased compensation to any director, officer, shareholder or employee of the Borrower other than regular compensation increases for non-executive employees of the Borrower made in accordance with the Borrower's past business practices.

     6. EVENTS OF DEFAULT. The occurrence of any of the following will be deemed to be an EVENT OF DEFAULT:

          6.1. COVENANT DEFAULT. The Borrower shall fail to perform any of the covenants or agreements contained in this Agreement and such failure to perform shall not have been cured by the Borrower within ten (10) business days after Lender's written notice of such failure;

          6.2. BREACH OF WARRANTY. Any Financial Statement, representation, warranty or certificate made or furnished by the Borrower to the Lender in connection with this Agreement shall be false, incorrect or incomplete in any material respect when made; provided, however, that if any such Financial Statement, representation, warranty or certificate made after the date hereof is capable of being remedied, the Borrower may correct such Financial Statement, representation, warranty or certificate by delivering a written correction thereof to the Lender within ten business days of obtaining knowledge of its falseness, incorrectness or incompleteness; or

          6.3. OTHER DEFAULT. The occurrence of an Event of Default as defined in the Note or any of the other Loan Documents.

Upon the occurrence of an Event of Default, the Lender will have all rights and remedies specified in the Note and the Loan Documents and all rights and remedies (which are cumulative and not exclusive) available under applicable law or in equity.

     7. CONDITIONS. The Lender's obligation to make the advance of the Loan is subject to the conditions that as of the date of the advance:

          7.1. NO EVENT OF DEFAULT. No Event of Default or event which with the passage of time, the giving of notice or both would constitute an Event of Default shall have occurred and be continuing;

          7.2. AUTHORIZATION DOCUMENTS. The Lender shall have received certified copies of resolutions of the board of directors of the Borrower, or other proof of authorization satisfactory to the Lender; and

          7.3. RECEIPT OF LOAN DOCUMENTS. The Lender shall have received the Loan Documents and such other instruments and documents which the Lender may reasonably request in connection with the transactions provided for in this Agreement, which may include an opinion of counsel to the Borrower in form and substance satisfactory to the Lender.

     8. EXPENSES. The Borrower hereby agrees to pay the Lender a premium equal to One Hundred Twenty Thousand Dollars ($120,000) as a placement fee for making the Loan represented by the Note and to cover the Lender's expenses, including legal and accounting expenses, associated with the preparation and negotiation of the Loan Documents and the making of the Loan to the Borrower (the "PREMIUM").

The Borrower and the Lender are contemplating a business transaction which could include but may not be limited to (a) acquisition of (i) all of the outstanding voting stock of the Borrower, or (b) all of the assets of the Borrower or (2) merger of the Borrower with and into the Lender pursuant to that certain non-binding Letter of Intent between the Borrower and the Lender dated August 23, 2005 (the "LETTER OF INTENT") absent a violation by the Borrower of the Exclusivity Agreement of even date herewith between the Lender and the Borrower (each representing a "Reorganization Event"); (an "Event")

The Borrower further hereby agrees and acknowledges that the Premium shall be added to the principal balance of the Note at funding of the Loan; provided, however, that the Lender agrees to reduce the principal balance of the Note by the amount of the Premium and to forgive payment of the Premium immediately upon the occurrence of any of the following:

     (a) The Lender unilaterally withdraws from negotiations with the Borrower for an Event.

     (b) The Borrower and the Lender mutually agree to cease negotiations regarding any Event;

     (c) The closing of any Event on or before October 31, 2005, or such other date as the parties shall mutually agree upon; or

     (d) The parties are unable to complete any Event as a result of either party's inability to obtain necessary government approvals therefor.

In addition, the Borrower agrees to pay the Lender on demand, all costs and expenses incurred by the Lender in connection with the collection of all of the Obligations, including but not limited to enforcement actions, relating to the Loan, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, including reasonable fees and expenses of outside counsel to the Lender, expenses for expert witnesses, auditors, appraisers and environmental consultants, and expenses for lien searches, recording and filing fees and taxes necessary for such collection.


     9.  [RESERVED.]

     10.  MISCELLANEOUS.

          10.1. MODIFICATIONS AND AMENDMENTS. No modification, amendment or waiver of, or consent to any departure by the Borrower from, any provision of this Agreement will be effective unless made in a writing signed by the party to be charged, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower will entitle the Borrower to any other or further notice or demand in the same, similar or other circumstance unless specifically provided for in the Loan Documents.

          10.2. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Borrower and the Lender and their respective heirs, executors, administrators, successors and assigns; provided, however, that neither party may assign this Agreement in whole or in part without the other party's prior written consent. Upon receipt of the Borrower's written consent therefor, the Lender may sell, assign, transfer, negotiate, grant participations in, or otherwise dispose of all or any part of the Lender's interest in the Loan as permitted in such consent. The Borrower hereby authorizes the Lender to provide, with notice to the Borrower, any information concerning the Borrower, including information pertaining to the Borrower's financial condition, business operations or general creditworthiness, to any person or entity which may succeed to or participate in all or any part of the Lender's interest in the Loan.

          10.3. INTERPRETATION. In this Agreement, unless the Lender and the Borrower otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by, and entered into in accordance with, the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one party as Borrower, the obligations of such persons or entities will be joint and several. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          10.4. NO CONSEQUENTIAL DAMAGES, ETC. Neither the Lender nor the Borrower (except as provided below) will be responsible for any damages, consequential, incidental, special, punitive or otherwise, that may be incurred or alleged by any person or entity, including the Borrower or the Lender, as applicable, as a result of this Agreement, the other Loan Documents, the transactions contemplated hereby or thereby, or the use of the proceeds of the Loan; provided, however, that the Borrower shall be responsible to the Lender for any consequential damages that may be incurred by the Lender as a result of a material misrepresentation made by the Borrower to the Lender under this Agreement or any other Loan Document.

          10.5. PUBLICITY. The Lender and the Borrower shall have the right to approve, before issuance any public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Lender shall be entitled, without the prior approval of the Borrower, to issue any public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Lender shall use its best efforts to consult the Borrower in connection with any such press release or other public disclosure prior to its release and Borrower shall be provided with a copy thereof upon release thereof).

          10.6. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          10.7. PRESERVATION OF RIGHTS. No delay or omission on the Lender's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Lender's action or inaction impair any such right or power. The Lender's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Lender may have under other agreements, at law or in equity.

          10.8. SEVERABILITY. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

          10.9. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("NOTICES") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

          10.10. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by the Lender and shall be construed in accordance with, and governed in all respects by the laws of the State of California, County of San Diego as applied to agreements entered into and to be performed entirely in such state, between residents of such state. Nothing contained in this Agreement will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Lender and the Borrower agree that the venue provided above is the most convenient forum for both the Lender and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

          10.11 WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

          10.12. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

     THE BORROWER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE WAIVER OF JURY TRIAL, AND HAS BEEN ADVISED BY COUNSEL AS NECESSARY OR APPROPRIATE.

     WITNESS the due execution hereof as a document under seal, as of the date first written above.

                                           STARSYS  RESEARCH  CORPORATION


    /s/ Janet Bongard                      By:  /s/ Scott F. Tibbetts
----------------------------                   ---------------------------------
                                               Scott  F.  Tibbitts
                                               Chief  Executive  Officer



                                           SPACEDEV,  INC.


                                           By:  /s/ Richard B. Slansky
                                               --------------------------------
                                               Richard  B.  Slansky
                                               President

                           ADDENDUM TO LOAN AGREEMENT

     ADDENDUM to that certain Loan Agreement entered into as of September 8, 2005 between STARSYS RESEARCH CORPORATION as the Borrower and SPACEDEV, INC., as the Lender. Capitalized terms used in this Addendum and not otherwise defined shall have the meanings given them in the Agreement. Section numbers below refer to the sections of the Agreement.

     3.1 - Defaults/Violations: (1) defaults existing with respect to the Vectra Obligations and described in the Forbearance Agreement, dated as of June 24, 2005, between Vectra, the Borrower and Scott F. Tibbitts as guarantor, as amended by the First Amendment to Forbearance Agreement, made as of July 25, 2005, between Vectra, the Borrower and Scott F. Tibbitts as guarantor, and as extended by the letter dated August 31, 2005, from Vectra to the Borrower (and as further amended, extended or modified from time to time); and (2) the consent of Vectra to the making of the Loan evidenced in the Intercreditor Agreement of even date herewith, between Vectra, the Lender and the Borrower.

     3.7 - Permitted Liens and Encumbrances: (1) liens in favor of Vectra; (2) liens in favor of the Lender; (3) liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance, social security and other governmental rules that do not, in the aggregate, materially impair the use or value of the property or assets of the Borrower;
(4) minor defects, easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, licenses, restrictions on the use of property or minor imperfections in title which do not materially impair the property affected thereby for the purpose for which title was acquired or materially interfere with the operation of the Borrower's business; (5) interest in a joint patent application ("Highly Compact, Precision Lightweight Deployable Truss Which Accommodates Side Mounted Components") held by Harris Corporation; (6) interest in certain assigned technology of the Borrower in favor of SAAB Ericsson Space AB ("SES") pursuant to that certain Proprietary Rights Agreement, made October 25, 1999, by the Borrower and SES; (7) interest in certain assigned technology of the Borrower in favor of SES pursuant to that certain Technology License and Cooperation Agreement, dated December 19, 2000, by the Borrower and SES; and (8) rights of Lockheed Martin Corporation ("LMC") to certain technology developed by the Borrower and described in that certain Patent License Agreement, made February 27, 1996, between the Borrower and LMC, as amended.

     3.11  -  Pending  and  Threatened  Litigation:




Date       Name                  Type        Description
--------   ------------------    -------     --------------------------------------------
08/30/05   Qualified Pension     Action      Small claims  court  for  $3K unpaid invoice
           Services                          that is about one year old; the invoice will
                                             be paid in 09/05 for  services  rendered and
                                             the judgment will be rescinded.

2003       Doug Peterscak       Threatened   Threatened  to  sue  for non-compliance with
                                Action       an   existing  employment  and   non-compete
                                             agreement.







     3.15 - Disclosure: defaults existing with respect to the Vectra Obligations and described in the Forbearance Agreement, dated as of June 24, 2005, between Vectra, the Borrower and Scott F. Tibbitts as guarantor, as amended by the First Amendment to Forbearance Agreement, made as of July 25, 2005, between Vectra, the Borrower and Scott F. Tibbitts as guarantor, and as extended by the letter dated August 31, 2005, from Vectra to the Borrower (and as further amended, extended or modified from time to time).

     5.1 - Existing Debt: (1) the Vectra Obligations; (2) debt evidenced by that certain Subordinated Promissory Note, dated July 22, 2005, from the Borrower to Ted Tibbitts, in the principal amount of $100,000; (3) debt evidenced by that certain Subordinated Promissory Note, dated July 22, 2005, from the Borrower to Steve Tibbitts, in the principal amount of $100,000; (4) debt evidenced by that certain Subordinated Promissory Note, dated July 22, 2005, from the Borrower to Jack Tibbitts, in the principal amount of $100,000; and (5) debt evidenced by


                                    PAGE A-1


                                      Addendum to Loan Agreement between Starsys
                              Research Corporation and SpaceDev, Inc., CONTINUED



that certain Subordinated Promissory Note, dated July 22, 2005, from the Borrower to Frank Tai, in the principal amount of $500,000.

     5.9 - Management Fees: (1) $5,000/month fee payable to St. Charles; and (2) country club dues paid or reimbursable to Scott F. Tibbitts as part of his compensation.



                                    PAGE A-2